Exhibit 99.1

STAPLES TO ACQUIRE ESSENDANT FOR $12.80 PER SHARE IN CASH

Essendant Terminates Previously Announced Agreement with Genuine Parts Company

FRAMINGHAM, Mass. & DEERFIELD, Ill., – September 14, 2018 – Staples, Inc. and Essendant Inc. (NASDAQ: ESND) today announced that they have entered into a definitive agreement under which an affiliate of Staples, the world’s largest office solutions provider, will acquire all of the outstanding shares of Essendant common stock for $12.80 per share in cash, or a transaction value of $996 million including net debt.

The transaction follows the determination by Essendant’s Board of Directors, after consultation with Essendant’s legal and financial advisors, that the Staples proposal constituted a “Superior Proposal” as defined in Essendant’s previously announced merger agreement to combine with Genuine Parts Company’s (NYSE: GPC) (“GPC”) S.P. Richards business (the “S.P. Richards agreement”). Consistent with that determination, and following the expiration of the three-day waiting period during which GPC did not propose any amendments to the S.P. Richards agreement, Essendant terminated that agreement. In connection with the termination, GPC is entitled to a $12 million break-up fee, which Staples is paying as part of its agreement with Essendant.

“We are excited about the opportunity to move forward with this agreement, and to work with the Essendant team to complete the partnership of these two great companies, which will ultimately deliver significant value to independent resellers and end customers across the U.S.,” Staples said.

“After carefully evaluating Staples’ revised offer, including taking into account the extended regulatory process and risks associated with the S.P. Richards transaction and the continued challenges presented by the rapidly changing industry dynamics on our ability to realize value in combination with S.P. Richards, we are confident that the Staples transaction is in the best interest of Essendant shareholders,” said Charles Crovitz, Chairman of Essendant. “While our agreement to merge with S.P. Richards presented an attractive opportunity, we believe the Staples transaction provides superior and immediate value to our shareholders.”

Ric Phillips, President and Chief Executive Officer of Essendant added, “We believe combining with Staples provides a tremendous opportunity to enhance our resources and ability to serve customers, while delivering compelling and certain value to shareholders. I want to thank all our associates for their continued commitment and dedication as we have navigated this process over the past several months.”

Transaction Terms

The $12.80 per share purchase price reflects a 51% premium to Essendant’s share price on April 11, 2018, the day before the company announced plans to merge with GPC’s S.P. Richards business, and a 10.3x multiple of last-twelve-months Adjusted EBITDA.

The transaction will be implemented through a cash tender offer at $12.80 per share. The transaction is conditioned upon, among other things, the number of Essendant shares included in the tender offer, together with the 11.15% of Essendant’s outstanding common shares currently owned by Staples and its affiliates, representing more than 50% of Essendant’s outstanding common shares, expiration of all applicable waiting periods under the Hart-Scott-Rodino (HSR) Antitrust Improvements Act of 1976, and other customary closing conditions. If the tender offer is consummated, the tender offer will be followed by a merger in which any shares of Essendant common stock not purchased in the offer will be converted into the right to receive the same $12.80 per share in cash. The transaction is not subject to a financing condition and is expected to close in the fourth quarter.

Barclays and Morgan Stanley & Co. LLC are acting as financial advisors and Kirkland & Ellis LLP is acting legal counsel to Staples. Citigroup Global Markets Inc. is acting as financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal counsel to Essendant.

Cautionary Statement

This press release contains forward-looking statements, including statements regarding the proposed acquisition (the “Proposed Acquisition”) of Essendant Inc. (“Essendant”) by Staples, Inc. (“Staples”). From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements often contain words such as “may,” “can,” “could,” “would,” “should,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “believes,” “seeks,” “will,” “is likely to,” “scheduled,” “positioned to,” “continue,” “forecast,” “aim,” “goal,” “target,” “predicting,” “projection,” “potential” or similar expressions, although not all forward-looking statements contain these words. Forward-looking statements may include references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results, events or transactions of Essendant or Staples and the expected timing of the Proposed Acquisition and other statements that are not strictly historical in nature. These forward-looking statements are based on management’s current expectations, forecasts and assumptions and could ultimately prove inaccurate. This means the forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: uncertainties as to the timing of the tender offer and the subsequent merger; uncertainties as to how many Essendant stockholders will tender their shares in the offer; the possibility that competing offers will be made; the ability to receive the required consents and regulatory approvals for the Proposed Acquisition and to satisfy the other conditions to the closing of the Proposed Acquisition on a timely basis or at all, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR Act); the occurrence of events that may give rise to a right of one or both of Essendant and Staples to terminate the merger agreement; the risk that, prior to the completion of the transaction, Essendant’s business and its relationships with employees, collaborators, vendors and other business partners could experience significant disruption due to transaction-related uncertainty; the risk that stockholder litigation in connection with the tender offer or the merger may result in significant costs of defense, indemnification and liability; negative effects of the announcement of the Proposed Acquisition on the market price of Essendant’s common stock and/or on Essendant’s or Staples’ respective businesses, financial condition, results of operations and financial performance; risks associated with transaction-related litigation; the ability of Essendant to retain and hire key personnel; and the risks and uncertainties pertaining to Essendant’s business, including those detailed under “Risk Factors” and elsewhere in Essendant’s public periodic filings with the SEC. There can be no assurance that the Proposed Acquisition or any other transaction described above will in fact be consummated in the manner described or at all. Stockholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, please see the statements and reports on Forms 10-K, 10-Q and 8-K, Schedule TO and Schedule 14D-9 filed with or furnished to the U.S. Securities and Exchange Commission (the “SEC”) by Essendant, Staples, Egg Parent Inc. (“Parent”) and Egg Merger Sub Inc. (“Merger Sub”) and other written statements made by Essendant and Staples from time to time. The forward-looking information herein is given as of this date only and is qualified in its entirety by this cautionary statement, and Essendant and Staples undertake no obligation to revise or update it.

Additional Information

The tender offer for shares of Essendant’s common stock has not yet commenced. This press release does not constitute an offer to buy or a solicitation of an offer to sell any securities. The solicitation and offer to buy common stock of Essendant will be made only pursuant to an offer to purchase, letter of transmittal and related materials that Staples, Parent and Merger Sub intend to file with the SEC. At the time the tender offer is commenced, Parent and Merger Sub will file with the SEC a Tender Offer Statement on Schedule TO, including the offer to purchase, a letter of transmittal and other related materials, with respect to the tender offer, and thereafter Essendant will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE SCHEDULE TO (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER TENDER OFFER DOCUMENTS) AND THE SCHEDULE 14D-9, INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO. Investors and stockholders may obtain the Schedule TO, the Schedule 14D-9 and other relevant documents filed with the SEC free of charge from the SEC’s website at www.sec.gov. The documents filed by Essendant with the SEC may also be obtained free of charge at Essendant’s website at www.essendant.com or by contacting Essendant’s Investor Relations Department at (847) 627-2900, and the documents filed by Parent and Merger Sub with the SEC may also be obtained by contacting D.F. King & Co., Inc. at 212-269-5550.

About Staples, Inc.

Staples brings technology and people together in innovative ways to consistently deliver products, services and expertise that elevate and delight customers. Staples is in business with businesses and is passionate about helping businesses work better. Headquartered outside of Boston, Mass., Staples, Inc. operates primarily in North America. More information about Staples is available at www.staples.com.

About Essendant

Essendant Inc. is a leading national distributor of workplace items, with 2017 net sales of $5.0 billion. The company provides access to a broad assortment of over 170,000 items, including janitorial and breakroom supplies, technology products, traditional office products, industrial supplies, cut sheet paper products, automotive products and office furniture. Essendant serves a diverse group of customers, including independent resellers, national resellers and e-commerce businesses. The Company’s network of distribution centers enables the Company to ship most products overnight to more than ninety percent of the U.S.

Staples Contacts

Investors:

D.F. King & Co., Inc.

Edward McCarthy / Kristian Klein, 212-269-5550

Media:

Gladstone Place Partners

Michael Flaherty, 212-230-5930

Essendant Contacts

Janet Zelenka – Senior Vice President and CFO – (847) 627-7000

Ryon Wharton – Vice President Finance and Investor Relations – (847) 627-2900